As filed with the Securities and Exchange Commission on July 5, 2012

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21342

NEUBERGER BERMAN HIGH YIELD STRATEGIES FUND INC.
(Exact Name of the Registrant as Specified in Charter)
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)

Registrant’s telephone number, including area code: (212) 476-8800

Robert Conti, Chief Executive Officer
Neuberger Berman High Yield Strategies Fund Inc.
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)

Date of fiscal year end: October 31, 2012

Date of reporting period: April 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders

Neuberger Berman High Yield Strategies Fund Inc.

Semi-Annual Report April 30, 2012

Contents
PRESIDENT’S LETTER	1

PORTFOLIO COMMENTARY	2

SCHEDULE OF INVESTMENTS	7

FINANCIAL STATEMENTS	19

FINANCIAL HIGHLIGHTS/PER SHARE DATA	31

Distribution Reinvestment Plan	33

Directory	35

Proxy Voting Policies and Procedures	36

Quarterly Portfolio Schedule	36

Recent Market Conditions	36

Privacy Notice	Located after the Fund's Report

The “Neuberger Berman” name and logo are registered service marks of Neuberger Berman Group LLC. “Neuberger Berman Management LLC” and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC. ©2012 Neuberger Berman Management LLC. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present the semi-annual report for Neuberger Berman High Yield Strategies Fund Inc. for the six months ended April 30, 2012. The report includes a portfolio commentary, a listing of the Fund’s investments and its unaudited financial statements for the reporting period. The Fund seeks high total return (income plus capital appreciation). To pursue that objective, we have assembled a portfolio that consists primarily of high yield debt securities.

I would like to provide an update on the Fund’s tender offer activity. The Fund has adopted a tender offer program by which if its common shares trade at an average daily discount to net asset value per share (“NAV”) of greater than 10% during a 12-week measurement period, the Fund would conduct a tender offer for between 5% and 20% of its outstanding common shares at a price equal to 98% of its NAV determined on the day the tender offer expires.

On April 20, 2012 the Fund announced its final measurement period under its tender offer program. This measurement period commenced on April 23, 2012 and is expected to end on July 16, 2012.

Thank you for your confidence in the Fund. We will do our best to continue earning your trust in the years to come.

Sincerely,

Robert Conti
President and CEO
Neuberger Berman High Yield Strategies Fund Inc.

High Yield Strategies Fund Inc. Portfolio Commentary

Neuberger Berman High Yield Strategies Fund Inc. generated an 8.58% total return on a net asset value (“NAV”) basis for the six months ended April 30, 2012 and outperformed its benchmark, the BofA Merrill Lynch U.S. High Yield Master II Constrained Index, which posted a 6.45% return for the period. The use of leverage (typically a performance enhancer in up markets and a detractor during market retreats) was beneficial for performance as well.

Despite several brief setbacks, the high yield market posted a strong return during the reporting period. Supporting the market were signs that the U.S. economy was gaining traction, generally robust investor risk appetite, overall positive fundamentals among high yield issuers and low defaults. According to JPMorgan Chase, the high yield default rate was 2.2% at the end of April 2012, well below its historical average of approximately 4.25%.

A number of macro issues that negatively impacted the market in 2011 moved to the back burner during much of the reporting period, such as the European sovereign debt crisis (alleviated for a time by the European Central Bank’s Long-Term Refinancing Operation). Overall, the high yield market outperformed equal-duration Treasuries and lower-quality securities performed better than their higher-rated counterparts. For the six months ended April 30, 2012, CCC-rated (a relatively low rating) securities in the benchmark and BB-rated (rated higher) securities returned 8.49% and 5.86%, respectively.

The Fund’s sector biases were not rewarded but this was offset by strong security selection. During the reporting period, several of the Fund’s BB-rated issues were upgraded to investment grade and their prices rallied on the news. Security selection of CCC-rated securities was also rewarded. In particular, we owned a number of positions that outperformed the overall return of CCC-rated issues in the index. We also avoided a number of securities that generated weak results during the reporting period.

For the Fund, security selection in diversified financial services, telecommunications and packaging provided the largest positive impact on performance relative to the index. In contrast, security selection in energy, health care and gaming detracted the most from relative results.

We made several adjustments to the portfolio during the reporting period. From a sector perspective, we increased the portfolio’s exposures to energy, printing/publishing and gaming. In contrast, the largest reductions in terms of sector allocations were in utilities, media-cable and hotels.

As previously mentioned, the use of leverage enhanced the Fund’s performance during the reporting period. Conversely, the Fund’s use of interest rate swaps, which are used to hedge the Fund’s floating rate borrowing costs, detracted from performance.

We continue to have a positive outlook for the high yield market. To be sure, there will likely be periods of risk aversion given a number of unresolved macro issues. However, we believe that, overall, these will be trumped by solid fundamentals, including continued low defaults and corporate balance sheets that often have substantial cash on their books. Furthermore, many high yield issuers have taken advantage of low rates to refinance their debt. Not only is this beneficial from a cost of funding perspective, it also pushes back their maturity obligations, both of which could be supportive for the market going forward. Finally, it is our opinion that investor demand will be generally strong given the Federal Reserve Board’s vow to keep the federal funds rate at or near zero until at least the end of 2014.

Sincerely,

Ann Benjamin, Tom O’Reilly and Russ Covode
Portfolio Co-Managers

The composition, industries and holdings of the Fund are subject to change.

TICKER SYMBOL
High Yield Strategies Fund	NHS

PORTFOLIO BY MATURITY DISTRIBUTION
(as a % of Total Investments)

Less than One Year	3.3%
One to less than Five Years	20.5
Five to less than Ten Years	67.6
Ten Years or Greater	8.6
Total	100.0%

PERFORMANCE HIGHLIGHTS1

	Inception Date	Six Month Period Ended 04/30/2012	Average Annual Total Return Ended 04/30/2012
			1 Year	5 Years	Life of Fund
At NAV2	07/28/2003	8.58%	4.02%	9.64%	10.97%
At Market Price3	07/28/2003	8.64%	6.46%	10.63%	10.92%

Index
BofA Merrill Lynch U.S. High Yield Master II Constrained Index4		6.45%	5.13%	7.95%	8.80%

Closed-end funds, unlike open-end funds, are not continually offered. Generally, there is an initial public offering and, once issued, common shares of closed-end funds are sold in the open market through a stock exchange.

The performance data quoted represent past performance and do not indicate future results. Current peformance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the sale of Fund shares.

Investment return and market price will fluctuate and common shares may trade at prices below NAV. Common shares, when sold, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (“Management”) had not waived a portion of its investment management fees during the periods shown. Please see Note B in the Notes to Financial Statements for specific information regarding fee waiver arrangements.

Endnotes

1	The performance information for periods prior to August 6, 2010 is that of Neuberger Berman High Yield Strategies Fund, a predecessor to the Fund.

2	Returns based on the net asset value (“NAV”) of the Fund.

3	Returns based on the market price of Fund common shares on the NYSE MKT.

4
Please see “Glossary of Indices” starting on page 6 for a description of the index. Please note that indices do not take into account any fees or expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of the index are prepared or obtained by Management and reflect the reinvestment of income dividends and other distributions. The Fund may invest in securities not included in a described index or may not invest in all securities included in a described index.

Glossary of Indices

BofA Merrill Lynch U.S. High Yield Master II Constrained Index:
An unmanaged market value-weighted index of all domestic and Yankee high yield bonds, including deferred interest bonds and payment-in-kind securities. Qualifying bonds must have at least one year remaining to maturity, a fixed coupon schedule and a minimum amount outstanding of $100 million. Qualifying bonds are capitalization weighted provided the total allocation to an individual issuer does not exceed 2%.

Schedule of Investments High Yield Strategies Fund Inc. (Unaudited)

PRINCIPAL AMOUNT		VALUE†

Bank Loan Obligationsµ (6.3%)

All Telecom (0.3%)
$320,000	Level 3 Financing Inc., Term Loan B-2, 5.75%, due 9/1/18	$324,320	¢^^
517,000	Level 3 Financing Inc., Term Loan B3, 5.75%, due 9/1/18	523,980

		848,300

Automotive (1.1%)
1,391,495	Chrysler Automotive, Term Loan B, 6.00%, due 5/24/17	1,415,568
1,470,000	Goodyear Tire & Rubber Company, Second Lien Term Loan, due 4/15/19	1,448,861	¢^^

		2,864,429

Business Equipment & Services (0.4%)
1,050,000	Monitronics, Term Loan B, 5.50%, due 3/23/18	1,054,200

Cable & Satellite Television (0.4%)
1,080,000	Charter Communications Operating LLC, Term Loan D, 4.00%, due 3/28/19	1,075,799

Electronics—Electrical (0.3%)
785,000	Datatel, Inc., Term Loan B, 6.25%, due 7/31/18	796,775	¢^^

Financial Intermediaries (1.0%)
777,007	First Data, Term Loan, 5.24%, due 3/24/17	741,560
2,013,000	American General Finance Co., Term Loan B, 5.50%, due 5/10/17	1,906,895	¢^^

		2,648,455

Health Care (1.0%)
1,246,350	EMS, Term Loan B, 5.25%, due 5/25/18	1,249,690	¢^^
1,276,800	Pharmaceutical Product Development, Inc., Term Loan B, 6.25%, due 12/5/18	1,289,032

		2,538,722

Lodging & Casinos (1.0%)
3,182,774	Harrahs Entertainment, Term Loan B5, 4.49%, due 1/28/18	2,792,884	¢^^

Oil & Gas (0.2%)
468,000	Everest Acquisition LLC, Term Loan B, due 5/1/18	472,778	¢^^

Publishing (0.4%)
1,152,000	Thomson Learning, Term Loan B1, due 7/31/17	1,052,997	¢^^

Radio & Television (0.2%)
555,000	Clear Channel, Term Loan A, due 7/30/14	514,835	¢^^

	Total Bank Loan Obligations (Cost $16,476,252)	16,660,174

See Notes to Schedule of Investments

Schedule of Investments High Yield Strategies Fund Inc.
(Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE†

Corporate Debt Securities (130.5%)

Airlines (1.7%)
$1,085,000	Continental Airlines, Inc., Senior Secured Notes, 6.75%, due 9/15/15	$1,110,769	ñ
933,000	Delta Air Lines, Inc., Senior Secured Notes, 9.50%, due 9/15/14	991,312	ñ
1,271,000	United Airlines, Inc., Senior Secured Notes, 9.88%, due 8/1/13	1,328,195	ñ
801,491	United Airlines, Inc., Pass-Through Certificates, Ser. 2009-2, Class A, 9.75%, due 1/15/17	915,703

		4,345,979

Auto Loans (4.2%)
2,855,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 6.63%, due 8/15/17	3,281,617
6,200,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 8.13%, due 1/15/20	7,851,451	ØØ

		11,133,068

Automakers (1.7%)
1,585,000	Chrysler Group LLC/CG Co-Issuer, Inc., Secured Notes, 8.00%, due 6/15/19	1,640,475
465,000	Chrysler Group LLC/CG Co-Issuer, Inc., Secured Notes, 8.25%, due 6/15/21	481,275
945,000	Ford Holdings, Inc., Guaranteed Notes, 9.30%, due 3/1/30	1,252,125
845,000	Ford Motor Co., Senior Unsecured Notes, 9.98%, due 2/15/47	1,125,963

		4,499,838

Banking (3.9%)
290,000	Ally Financial, Inc., Guaranteed Notes, 5.50%, due 2/15/17	296,389
1,975,000	Ally Financial, Inc., Guaranteed Notes, 6.25%, due 12/1/17	2,077,613
555,000	Ally Financial, Inc., Subordinated Notes, 8.00%, due 12/31/18	604,950
4,080,000	Ally Financial, Inc., Guaranteed Notes, 8.00%, due 3/15/20	4,673,742	ØØ
820,000	Ally Financial, Inc., Guaranteed Notes, 7.50%, due 9/15/20	914,300
1,506,000	Ally Financial, Inc., Guaranteed Notes, 8.00%, due 11/1/31	1,724,370

		10,291,364

Building & Construction (1.4%)
257,000	Beazer Homes USA, Inc., Guaranteed Notes, 9.13%, due 6/15/18	218,450
650,000	Beazer Homes USA, Inc., Guaranteed Notes, 9.13%, due 5/15/19	544,375
1,215,000	Shea Homes L.P., Senior Secured Notes, 8.63%, due 5/15/19	1,266,637	ñ
795,000	Standard Pacific Corp., Guaranteed Notes, 8.38%, due 5/15/18	840,713
870,000	Standard Pacific Corp., Guaranteed Notes, 8.38%, due 1/15/21	917,850

		3,788,025

Building Materials (1.7%)
905,000	Masco Corp., Senior Unsecured Notes, 6.13%, due 10/3/16	964,725
1,330,000	Ply Gem Industries, Inc., Senior Secured Notes, 8.25%, due 2/15/18	1,306,725
2,050,000	USG Corp., Guaranteed Notes, 8.38%, due 10/15/18	2,147,375	ñ

		4,418,825

Chemicals (4.1%)
1,005,000	CF Industries, Inc., Guaranteed Notes, 6.88%, due 5/1/18	1,168,313
485,000	Huntsman Int’l LLC, Guaranteed Notes, 8.63%, due 3/15/20	552,294
895,000	Huntsman Int’l LLC, Guaranteed Notes, 8.63%, due 3/15/21	1,021,419
3,575,000	LyondellBasell Industries NV, Senior Notes, 5.00%, due 4/15/19	3,691,187	ñ
725,000	LyondellBasell Industries NV, Guaranteed Notes, 6.00%, due 11/15/21	783,000	ñ
4,255,000	Momentive Performance Materials, Inc., Secured Notes, 9.00%, due 1/15/21	3,680,575

		10,896,788

See Notes to Schedule of Investments

Schedule of Investments High Yield Strategies Fund Inc.
(Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE†

Computer Hardware (0.6%)
$1,505,000	Seagate HDD Cayman, Guaranteed Notes, 7.00%, due 11/1/21	$1,632,925	ñ

Consumer—Commercial Lease Financing (8.9%)
910,000	American General Finance, Inc., Senior Unsecured Medium-Term Notes, Ser. I, 5.40%, due 12/1/15	778,050
780,000	CIT Group, Inc., Guaranteed Notes, 7.00%, due 5/2/16	781,950	ñ
4,011,000	CIT Group, Inc., Guaranteed Notes, 7.00%, due 5/2/17	4,021,028	ñ
3,915,000	CIT Group, Inc., Senior Unsecured Notes, 6.63%, due 4/1/18	4,257,562	ñ
1,605,000	CIT Group, Inc., Senior Unsecured Notes, 5.50%, due 2/15/19	1,649,138	ñ
1,075,000	Int’l Lease Finance Corp., Senior Unsecured Medium-Term Notes, Ser. R, 6.63%, due 11/15/13	1,107,250
4,545,000	Int’l Lease Finance Corp., Senior Unsecured Notes, 8.63%, due 9/15/15	5,033,587
2,190,000	Int’l Lease Finance Corp., Senior Unsecured Notes, 8.75%, due 3/15/17	2,458,275
690,000	Int’l Lease Finance Corp., Senior Unsecured Notes, 8.88%, due 9/1/17	776,250
1,935,000	Int’l Lease Finance Corp., Senior Unsecured Notes, 6.25%, due 5/15/19	1,954,093
705,000	Springleaf Finance Corp., Senior Unsecured Medium-Term Notes, Ser. J, 6.90%, due 12/15/17	575,456

		23,392,639

Department Stores (1.1%)
410,000	JC Penney Co., Inc., Senior Unsecured Notes, 5.65%, due 6/1/20	397,700
2,920,000	Sears Holdings Corp., Secured Notes, 6.63%, due 10/15/18	2,591,500

		2,989,200

Diversified Capital Goods (0.3%)
790,000	Mueller Water Products, Inc., Guaranteed Notes, 7.38%, due 6/1/17	791,975

Electric—Generation (4.9%)
635,000	Calpine Corp., Senior Secured Notes, 7.25%, due 10/15/17	677,862	ñ
745,000	Calpine Corp., Senior Secured Notes, 7.88%, due 7/31/20	812,050	ñ
1,905,000	Edison Mission Energy, Senior Unsecured Notes, 7.75%, due 6/15/16	1,247,775
2,230,000	Edison Mission Energy, Senior Unsecured Notes, 7.00%, due 5/15/17	1,393,750
4,310,000	Edison Mission Energy, Senior Unsecured Notes, 7.20%, due 5/15/19	2,639,875
2,220,000	Edison Mission Energy, Senior Unsecured Notes, 7.63%, due 5/15/27	1,304,250
565,000	NRG Energy, Inc., Guaranteed Notes, 7.63%, due 1/15/18	572,063
1,390,000	NRG Energy, Inc., Guaranteed Notes, 8.25%, due 9/1/20	1,393,475
2,835,000	NRG Energy, Inc., Guaranteed Notes, 7.88%, due 5/15/21	2,771,212

		12,812,312

Electric—Integrated (0.7%)
1,255,000	IPALCO Enterprises, Inc., Senior Secured Notes, 7.25%, due 4/1/16	1,367,950	ñ
500,000	IPALCO Enterprises, Inc., Senior Secured Notes, 5.00%, due 5/1/18	497,500

		1,865,450

Electronics (0.8%)
935,000	Freescale Semiconductor, Inc., Senior Secured Notes, 9.25%, due 4/15/18	1,024,994	ñ
855,000	NXP BV Funding LLC, Senior Secured Notes, 9.75%, due 8/1/18	976,837	ñ

		2,001,831

See Notes to Schedule of Investments

Schedule of Investments High Yield Strategies Fund Inc.
(Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE†

Energy—Exploration & Production (15.2%)
$546,000	ATP Oil & Gas Corp., Secured Notes, 11.88%, due 5/1/15	$420,420
225,000	Chesapeake Energy Corp., Guaranteed Notes, 6.88%, due 8/15/18	222,750
1,250,000	Chesapeake Energy Corp., Guaranteed Notes, 7.25%, due 12/15/18	1,250,000
1,279,000	Chesapeake Energy Corp., Guaranteed Notes, 6.78%, due 3/15/19	1,243,828
2,010,000	Chesapeake Energy Corp., Guaranteed Notes, 6.63%, due 8/15/20	1,959,750
3,165,000	Chesapeake Energy Corp., Guaranteed Notes, 6.13%, due 2/15/21	2,990,925
2,100,000	Cimarex Energy Co., Guaranteed Notes, 5.88%, due 5/1/22	2,173,500
1,200,000	Concho Resources, Inc., Guaranteed Notes, 7.00%, due 1/15/21	1,305,000
720,000	Concho Resources, Inc., Guaranteed Notes, 5.50%, due 10/1/22	720,000
2,850,000	Denbury Resources, Inc., Guaranteed Notes, 8.25%, due 2/15/20	3,177,750
2,135,000	Everest Acquisition LLC, Senior Unsecured Notes, 9.38%, due 5/1/20	2,273,775	ñ
2,920,000	EXCO Resources, Inc., Guaranteed Notes, 7.50%, due 9/15/18	2,489,300
2,205,000	Linn Energy LLC, Guaranteed Notes, 6.25%, due 11/1/19	2,171,925	ñ
1,255,000	Linn Energy LLC, Guaranteed Notes, 8.63%, due 4/15/20	1,371,087
2,260,000	Linn Energy LLC, Guaranteed Notes, 7.75%, due 2/1/21	2,384,300
1,555,000	Newfield Exploration Co., Senior Unsecured Notes, 5.75%, due 1/30/22	1,656,075
845,000	Plains Exploration & Production Co., Guaranteed Notes, 7.63%, due 6/1/18	899,925
680,000	Plains Exploration & Production Co., Guaranteed Notes, 8.63%, due 10/15/19	765,000
330,000	Plains Exploration & Production Co., Guaranteed Notes, 6.63%, due 5/1/21	343,200
1,515,000	Plains Exploration & Production Co., Guaranteed Notes, 6.75%, due 2/1/22	1,575,600
323,000	Quicksilver Resources, Inc., Guaranteed Notes, 11.75%, due 1/1/16	339,958
500,000	Range Resources Corp., Guaranteed Notes, 5.75%, due 6/1/21	523,750
690,000	Range Resources Corp., Guaranteed Notes, 5.00%, due 8/15/22	688,275
1,350,000	SandRidge Energy, Inc., Guaranteed Notes, 8.00%, due 6/1/18	1,400,625	ñ
930,000	SandRidge Energy, Inc., Guaranteed Notes, 7.50%, due 3/15/21	939,300
1,150,000	SandRidge Energy, Inc., Guaranteed Notes, 8.13%, due 10/15/22	1,193,125	ñ
1,053,000	WPX Energy, Inc., Senior Unsecured Notes, 5.25%, due 1/15/17	1,042,470	ñ
2,515,000	WPX Energy, Inc., Senior Unsecured Notes, 6.00%, due 1/15/22	2,445,837	ñ

		39,967,450

Food & Drug Retailers (0.8%)
560,000	Rite Aid Corp., Secured Notes, 10.25%, due 10/15/19	649,600
1,170,000	Rite Aid Corp., Senior Secured Notes, 8.00%, due 8/15/20	1,354,275

		2,003,875

Gaming (5.4%)
375,000	Boyd Gaming Corp., Senior Subordinated Notes, 7.13%, due 2/1/16	365,625
695,000	Caesars Entertainment Operating Co., Inc., Senior Secured Notes, 8.50%, due 2/15/20	715,850	ñ
1,090,000	CityCenter Holdings LLC, Senior Secured Notes, 7.63%, due 1/15/16	1,152,675	ñ
725,000	CityCenter Holdings LLC, Senior Secured Notes, 7.63%, due 1/15/16	768,500
2,047,538	CityCenter Holdings LLC, Secured Notes, 10.75%, due 1/15/17	2,203,435	¢¢
975,000	MGM Mirage, Inc., Guaranteed Notes, 7.50%, due 6/1/16	1,014,000
730,000	MGM Mirage, Inc., Senior Secured Notes, 9.00%, due 3/15/20	813,950
4,285,000	MGM Resorts Int’l, Guaranteed Notes, 7.75%, due 3/15/22	4,392,125
890,979	Pinnacle Entertainment, Inc., Guaranteed Notes, 7.75%, due 4/1/22	944,438
1,090,000	Seminole Indian Tribe of Florida, Notes, 7.75%, due 10/1/17	1,185,375	ñ
691,000	Wynn Las Vegas LLC, 1st Mortgage, 7.75%, due 8/15/20	763,555

		14,319,528

See Notes to Schedule of Investments

Schedule of Investments High Yield Strategies Fund Inc.
(Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE†

Gas Distribution (8.5%)
$1,710,000	AmeriGas Finance LLC, Guaranteed Notes, 6.75%, due 5/20/20	$1,748,475
1,825,000	AmeriGas Finance LLC, Guaranteed Notes, 7.00%, due 5/20/22	1,861,500
1,510,000	Chesapeake Midstream Partners L.P., Guaranteed Notes, 6.13%, due 7/15/22	1,453,375
970,000	El Paso Corp., Senior Unsecured Notes, 7.00%, due 6/15/17	1,090,929
280,000	El Paso Corp., Senior Unsecured Notes, 7.25%, due 6/1/18	320,359
1,145,000	El Paso Corp., Senior Unsecured Global Medium-Term Notes, 7.75%, due 1/15/32	1,308,271
1,315,000	El Paso Energy Corp., Senior Unsecured Global Medium-Term Notes, 7.80%, due 8/1/31	1,499,581
2,700,000	Energy Transfer Equity L.P., Senior Secured Notes, 7.50%, due 10/15/20	2,990,250
1,990,000	Ferrellgas L.P., Senior Unsecured Notes, 9.13%, due 10/1/17	2,094,475
1,135,000	Inergy L.P., Guaranteed Notes, 7.00%, due 10/1/18	1,163,375
545,000	Inergy L.P., Guaranteed Notes, 6.88%, due 8/1/21	550,450
1,295,000	Kinder Morgan Finance Co., Guaranteed Notes, 5.70%, due 1/5/16	1,359,750
810,000	Kinder Morgan Finance Co., Senior Secured Notes, 6.00%, due 1/15/18	850,500	ñ
2,505,000	MarkWest Energy Partners L.P., Guaranteed Notes, Ser. B, 8.75%, due 4/15/18	2,755,500
1,360,000	Regency Energy Partners L.P., Guaranteed Notes, 6.88%, due 12/1/18	1,441,600

		22,488,390

Health Facilities (5.2%)
695,000	Columbia Healthcare Corp., Senior Unsecured Notes, 7.50%, due 12/15/23	661,987
800,000	Columbia/HCA Corp., Senior Unsecured Notes, 7.69%, due 6/15/25	768,000
545,000	Columbia/HCA Corp., Senior Unsecured Notes, 7.05%, due 12/1/27	485,050
2,340,000	HCA, Inc., Senior Secured Notes, 6.50%, due 2/15/20	2,503,800
550,000	HCA, Inc., Senior Secured Notes, 7.88%, due 2/15/20	610,500
1,495,000	HCA, Inc., Senior Secured Notes, 5.88%, due 3/15/22	1,519,294
860,000	Kindred Healthcare, Inc., Guaranteed Notes, 8.25%, due 6/1/19	758,950
2,090,000	OMEGA Healthcare Investors, Inc., Guaranteed Notes, 6.75%, due 10/15/22	2,194,500
555,000	Tenet Healthcare Corp., Senior Unsecured Notes, 9.25%, due 2/1/15	620,212
1,195,000	Tenet Healthcare Corp., Senior Secured Notes, 8.88%, due 7/1/19	1,339,894
470,000	Universal Health Services, Inc., Senior Secured Notes, 7.13%, due 6/30/16	532,275
1,520,000	USPI Finance Corp., Senior Unsecured Notes, 9.00%, due 4/1/20	1,592,200	ñ

		13,586,662

Hotels (0.7%)
1,670,000	Host Hotels & Resorts L.P., Unsubordinated Notes, Ser. W, 5.88%, due 6/15/19	1,774,375

Investments & Misc. Financial Services (2.5%)
3,680,000	Icahn Enterprises L.P., Guaranteed Notes, 7.75%, due 1/15/16	3,873,200
2,565,000	Icahn Enterprises L.P., Guaranteed Notes, 8.00%, due 1/15/18	2,741,344

		6,614,544

Leisure (0.5%)
1,155,000	Cedar Fair L.P., Guaranteed Notes, 9.13%, due 8/1/18	1,293,600

Machinery (2.3%)
2,845,000	Case New Holland, Inc., Guaranteed Notes, 7.88%, due 12/1/17	3,314,425
510,000	Terex Corp., Senior Subordinated Notes, 8.00%, due 11/15/17	534,225
1,220,000	Terex Corp., Guaranteed Notes, 6.50%, due 4/1/20	1,253,550
910,000	The Manitowoc Co., Inc., Guaranteed Notes, 8.50%, due 11/1/20	1,010,100	ØØ

		6,112,300

See Notes to Schedule of Investments

Schedule of Investments High Yield Strategies Fund Inc.
(Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE†

Media—Broadcast (4.5%)
$685,000	AMC Networks, Inc., Guaranteed Notes, 7.75%, due 7/15/21	$765,487	ñ
1,675,000	Clear Channel Communications, Inc., Senior Unsecured Notes, 5.50%, due 9/15/14	1,476,094
2,410,000	Clear Channel Communications, Inc., Guaranteed Notes, 10.75%, due 8/1/16	1,777,375
1,220,000	Cumulus Media Holdings, Inc., Guaranteed Notes, 7.75%, due 5/1/19	1,154,425
1,330,000	Sirius XM Radio, Inc., Guaranteed Notes, 8.75%, due 4/1/15	1,509,550	ñ
1,080,000	Univision Communications, Inc., Senior Secured Notes, 6.88%, due 5/15/19	1,092,150	ñ
375,000	Univision Communications, Inc., Senior Secured Notes, 7.88%, due 11/1/20	390,938	ñ
1,530,000	Univision Communications, Inc., Guaranteed Notes, 8.50%, due 5/15/21	1,510,875	ñ
885,000	XM Satellite Radio, Inc., Guaranteed Notes, 13.00%, due 8/1/13	1,001,156	ñ
1,055,000	XM Satellite Radio, Inc., Guaranteed Notes, 7.63%, due 11/1/18	1,149,950	ñ

		11,828,000

Media—Cable (5.2%)
1,395,000	CCO Holdings LLC, Guaranteed Notes, 7.25%, due 10/30/17	1,517,062
70,000	CCO Holdings LLC, Guaranteed Notes, 7.00%, due 1/15/19	74,900
1,040,000	CCO Holdings LLC, Guaranteed Notes, 8.13%, due 4/30/20	1,164,800
2,090,000	Cequel Communications Holdings I LLC/Cequel Capital Corp., Senior Unsecured Notes, 8.63%, due 11/15/17	2,257,200	ñ
2,280,000	CSC Holdings LLC, Senior Unsecured Notes, 6.75%, due 11/15/21	2,365,500	ñ
1,060,000	CSC Holdings, Inc., Senior Unsecured Notes, 7.63%, due 7/15/18	1,173,950
485,000	DISH DBS Corp., Guaranteed Notes, 7.75%, due 5/31/15	545,625
1,350,000	DISH DBS Corp., Guaranteed Notes, 6.75%, due 6/1/21	1,478,250
530,000	EchoStar DBS Corp., Guaranteed Notes, 7.13%, due 2/1/16	586,975
1,245,000	Videotron Ltee, Guaranteed Notes, 9.13%, due 4/15/18	1,375,725
1,076,000	Virgin Media Finance PLC, Guaranteed Notes, Ser.1, 9.50%, due 8/15/16	1,205,120

		13,745,107

Media—Services (1.7%)
650,000	Clear Channel Worldwide Holdings, Inc., Guaranteed Notes, Ser. B, 9.25%, due 12/15/17	712,562
135,000	WMG Acquisition Corp., Senior Secured Notes, 9.50%, due 6/15/16	147,488	ñ
3,320,000	WMG Acquisition Corp., Senior Secured Notes, 9.50%, due 6/15/16	3,627,100

		4,487,150

Medical Products (1.2%)
1,170,000	Fresenius Medical Care US Finance II, Inc., Guaranteed Notes, 5.63%, due 7/31/19	1,190,475	ñ
410,000	Fresenius Medical Care US Finance II, Inc., Guaranteed Notes, 5.88%, due 1/31/22	416,663	ñ
1,520,000	Fresenius Medical Care US Finance, Inc., Guaranteed Notes, 6.50%, due 9/15/18	1,626,400	ñ

		3,233,538

Metals—Mining Excluding Steel (4.2%)
1,215,000	Arch Coal, Inc., Guaranteed Notes, 7.25%, due 10/1/20	1,087,425
755,000	Arch Coal, Inc., Guaranteed Notes, 7.25%, due 6/15/21	673,837	ñ
4,625,000	FMG Resources (August 2006) Pty Ltd., Guaranteed Notes, 7.00%, due 11/1/15	4,786,875	ñ
2,005,000	FMG Resources (August 2006) Pty Ltd., Senior Unsecured Notes, 6.00%, due 4/1/17	2,040,087	ñ
85,000	Peabody Energy Corp., Guaranteed Notes, 7.38%, due 11/1/16	94,138
1,915,000	Peabody Energy Corp., Guaranteed Notes, 6.00%, due 11/15/18	1,943,725	ñ
480,000	Peabody Energy Corp., Guaranteed Notes, 6.50%, due 9/15/20	493,200

		11,119,287

See Notes to Schedule of Investments

Schedule of Investments High Yield Strategies Fund Inc.
(Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE†

Packaging (5.2%)
$480,000	Ball Corp., Guaranteed Notes, 7.38%, due 9/1/19	$534,000
3,055,000	Berry Plastics Corp., Secured Notes, 9.50%, due 5/15/18	3,238,300
4,465,000	Berry Plastics Corp., Secured Notes, 9.75%, due 1/15/21	4,878,012	ØØ
1,040,000	Owens-Brockway Glass Container, Inc., Guaranteed Notes, 7.38%, due 5/15/16	1,175,200
30,000	Reynolds Group Issuer, Inc., Senior Secured Notes, 7.13%, due 4/15/19	31,350	ñ
1,875,000	Reynolds Group Issuer, Inc., Senior Secured Notes, 7.88%, due 8/15/19	2,025,000	ñ
695,000	Reynolds Group Issuer, Inc., Senior Unsecured Notes, 9.88%, due 8/15/19	724,538	ñ
1,045,000	Reynolds Group Issuer, Inc., Senior Secured Notes, 6.88%, due 2/15/21	1,076,350	ñ

		13,682,750

Pharmaceuticals (2.8%)
1,055,000	Endo Pharmaceuticals Holdings, Inc., Guaranteed Notes, 7.00%, due 7/15/19	1,126,212
1,040,000	Mylan, Inc., Guaranteed Notes, 7.63%, due 7/15/17	1,151,800	ñ
615,000	Mylan, Inc., Guaranteed Notes, 7.88%, due 7/15/20	688,800	ñ
1,170,000	Pharmaceutical Product Development, Inc., Senior Unsecured Notes, 9.50%, due 12/1/19	1,281,150	ñ
2,355,000	Valeant Pharmaceuticals Int’l, Guaranteed Notes, 6.50%, due 7/15/16	2,440,369	ñ
630,000	Valeant Pharmaceuticals Int’l, Guaranteed Notes, 6.75%, due 10/1/17	648,113	ñ

		7,336,444

Printing & Publishing (5.7%)
935,000	Cengage Learning Acquisitions, Inc., Senior Secured Notes, 11.50%, due 4/15/20	984,088	ñ
1,195,000	Gannett Co., Inc., Guaranteed Notes, 9.38%, due 11/15/17	1,350,350
2,305,000	Gannett Co., Inc., Guaranteed Notes, 7.13%, due 9/1/18	2,449,062
885,000	R. R. Donnelley & Sons Co., Senior Unsecured Notes, 8.60%, due 8/15/16	927,038
4,735,000	R. R. Donnelley & Sons Co., Senior Unsecured Notes, 7.25%, due 5/15/18	4,581,112	ØØ
1,200,000	R. R. Donnelley & Sons Co., Senior Unsecured Notes, 7.63%, due 6/15/20	1,138,500
1,660,000	R. R. Donnelley & Sons Co., Senior Unsecured Notes, 8.25%, due 3/15/19	1,647,550
2,520,000	TL Acquisitions, Inc., Guaranteed Notes, 10.50%, due 1/15/15	2,009,700	ñ

		15,087,400

Real Estate Dev. & Mgt. (0.4%)
1,005,000	Realogy Corp., Senior Secured Notes, 7.63%, due 1/15/20	1,042,688	ñ

Software—Services (4.9%)
1,265,000	Ceridian Corp., Guaranteed Notes, 11.25%, due 11/15/15	1,204,912
1,903,125	Ceridian Corp., Guaranteed Notes, 12.25%, due 11/15/15	1,822,242	¢¢
840,000	Fidelity National Information Services, Inc., Guaranteed Notes, 7.63%, due 7/15/17	921,900
820,000	Fidelity National Information Services, Inc., Guaranteed Notes, 7.88%, due 7/15/20	918,400
3,110,000	First Data Corp., Guaranteed Notes, 11.25%, due 3/31/16	2,861,200
1,055,000	First Data Corp., Senior Secured Notes, 7.38%, due 6/15/19	1,078,738	ñ
1,420,000	Sophia, L.P., Guaranteed Notes, 9.75%, due 1/15/19	1,522,950	ñ
515,000	SunGard Data Systems, Inc., Guaranteed Notes, 7.38%, due 11/15/18	549,763
515,000	SunGard Data Systems, Inc., Guaranteed Notes, 7.63%, due 11/15/20	549,119
1,395,000	Syniverse Holdings, Inc., Guaranteed Notes, 9.13%, due 1/15/19	1,546,706

		12,975,930

Specialty Retail (1.7%)
3,425,000	Toys “R” Us Property Co. I LLC, Guaranteed Notes, 10.75%, due 7/15/17	3,767,500	ØØ
790,000	Toys “R” Us Property Co. I LLC, Senior Secured Notes, 8.50%, due 12/1/17	821,600

		4,589,100

See Notes to Schedule of Investments

Schedule of Investments High Yield Strategies Fund Inc.
(Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE†

Steel Producers—Products (0.2%)
$560,000	United States Steel Corp., Senior Unsecured Notes, 6.65%, due 6/1/37	$466,200

Support—Services (1.3%)
300,000	Hertz Corp., Guaranteed Notes, 7.50%, due 10/15/18	321,750
990,000	Iron Mountain, Inc., Guaranteed Notes, 7.75%, due 10/1/19	1,079,100
1,240,000	Knowledge Learning Corp., Inc., Guaranteed Notes, 7.75%, due 2/1/15	1,007,500	ñ
570,000	RSC Equipment Rental, Inc., Senior Unsecured Notes, 8.25%, due 2/1/21	615,600
300,000	UR Financing Escrow Corp., Secured Notes, 5.75%, due 7/15/18	309,750	ñ

		3,333,700

Telecom—Integrated Services (10.1%)
460,000	CenturyLink, Inc., Senior Unsecured Notes, 6.45%, due 6/15/21	478,756
4,020,000	Citizens Communications Co., Senior Unsecured Notes, 9.00%, due 8/15/31	3,829,050
1,140,000	Frontier Communications Corp., Senior Unsecured Notes, 8.25%, due 4/15/17	1,228,350
585,000	Frontier Communications Corp., Senior Unsecured Notes, 8.50%, due 4/15/20	608,400
3,570,000	Integra Telecom Holdings, Inc., Senior Secured Notes, 10.75%, due 4/15/16	3,382,575	ñ
1,353,290	Intelsat Bermuda Ltd., Guaranteed Notes, 11.50%, due 2/4/17	1,410,805	¢¢
670,000	Intelsat Jackson Holdings SA, Guaranteed Notes, 8.50%, due 11/1/19	738,675
1,370,000	Level 3 Escrow, Inc., Guaranteed Notes, 8.13%, due 7/1/19	1,407,675	ñ
500,000	Level 3 Financing, Inc., Guaranteed Notes, 8.75%, due 2/15/17	520,000
1,225,000	Level 3 Financing, Inc., Guaranteed Notes, 8.63%, due 7/15/20	1,283,188	ñ
1,280,000	PAETEC Holding Corp., Senior Secured Notes, 8.88%, due 6/30/17	1,398,400
510,000	PAETEC Holding Corp., Guaranteed Notes, 9.88%, due 12/1/18	577,575
1,475,000	Qwest Communications Int’l, Inc., Guaranteed Notes, 7.13%, due 4/1/18	1,574,562
140,000	Qwest Corp., Senior Unsecured Notes, 7.50%, due 10/1/14	157,500
1,770,000	Qwest Corp., Senior Unsecured Notes, 6.75%, due 12/1/21	1,993,963
1,500,000	U.S. West Communications Group, Senior Unsecured Notes, 6.88%, due 9/15/33	1,505,625
2,875,000	Windstream Corp., Guaranteed Notes, 7.75%, due 10/1/21	3,083,437	ØØ
1,465,000	Windstream Corp., Guaranteed Notes, 7.50%, due 6/1/22	1,534,588

		26,713,124

Telecom—Wireless (4.3%)
1,940,000	Cricket Communications, Inc., Senior Secured Notes, 7.75%, due 5/15/16	2,041,850
200,000	Crown Castle Int’l Corp., Senior Unsecured Notes, 9.00%, due 1/15/15	221,000
3,685,000	Sprint Capital Corp., Guaranteed Notes, 6.88%, due 11/15/28	2,754,537
1,700,000	Sprint Capital Corp., Guaranteed Notes, 8.75%, due 3/15/32	1,440,750
805,000	Sprint Nextel Corp., Senior Unsecured Notes, 6.00%, due 12/1/16	730,538
475,000	Sprint Nextel Corp., Guaranteed Notes, 9.00%, due 11/15/18	523,094	ñ
1,940,000	Sprint Nextel Corp., Guaranteed Notes, 7.00%, due 3/1/20	1,978,800	ñ
455,000	Wind Acquisition Finance SA, Guaranteed Notes, 7.25%, due 2/15/18	429,975	ñ
1,180,000	Wind Acquisition Finance SA, Senior Secured Notes, 7.25%, due 2/15/18	1,121,000	ñ

		11,241,544

	Total Corporate Debt Securities (Cost $333,986,289)	343,902,905

NUMBER OF SHARES

Short-Term Investments (4.7%)
12,256,035	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $12,256,035)	12,256,035

	Total Investments (141.5%) (Cost $362,718,576)	372,819,114	##

	Liabilities, less cash, receivables and other assets [(31.2%)]	(82,081,358	)ØØ±

	Liquidation Value of Perpetual Preferred Shares [(10.3%)]	(27,175,000)

	Total Net Assets Applicable to Common Shareholders (100.0%)	$263,562,756

See Notes to Schedule of Investments

Notes to Schedule of Investments (Unaudited)

†
In accordance with Accounting Standards Codification (“ASC”) 820 “Fair Value Measurements and Disclosures” (“ASC 820”), all investments held by Neuberger Berman High Yield Strategies Fund Inc. (the “Fund”) are carried at the value that Neuberger Berman Management LLC (“Management”) believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund’s investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

	●	Level 1 – quoted prices in active markets for identical investments
	●	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
	●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund’s investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by an independent pricing service to value certain types of debt securities of the Fund:

Corporate Debt Securities. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, spread to the U.S. Treasury market, and other market information which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available (“Other Market Information”).

High Yield Securities. Inputs used to value high yield securities generally include a number of observations of equity and credit default swap curves related to the issuer and Other Market Information.

Bank Loans. Inputs used by independent pricing services to value bank loan securities include multiple broker quotes (generally Level 2 inputs).

The value of the Fund’s investments in interest rate swap contracts is determined by Management primarily by obtaining valuations from independent pricing services based on references to the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price (generally Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.
Investments in State Street Institutional Liquid Reserves Fund Institutional Class are valued using the fund’s daily calculated net asset value per share (Level 2 inputs).

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont’d)

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Fund’s Board of Directors (the “Board”) has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.
The following is a summary, categorized by Level, of inputs used to value the Fund’s investments as of April 30, 2012:

Asset Valuation Inputs

Investments:	Level 1	Level 2	Level 3§	Total
Bank Loan Obligations^	$—	$16,660,174	$—	$16,660,174
Corporate Debt Securities
Airlines	—	3,430,276	915,703	4,345,979
Auto Loans	—	11,133,068	—	11,133,068
Automakers	—	4,499,838	—	4,499,838
Banking	—	10,291,364	—	10,291,364
Building & Construction	—	3,788,025	—	3,788,025
Building Materials	—	4,418,825	—	4,418,825
Chemicals	—	10,896,788	—	10,896,788
Computer Hardware	—	1,632,925	—	1,632,925
Consumer—Commercial Lease Financing	—	23,392,639	—	23,392,639
Department Stores	—	2,989,200	—	2,989,200
Diversified Capital Goods	—	791,975	—	791,975
Electric—Generation	—	12,812,312	—	12,812,312
Electric—Integrated	—	1,865,450	—	1,865,450
Electronics	—	2,001,831	—	2,001,831
Energy—Exploration & Production	—	39,967,450	—	39,967,450
Food & Drug Retailers	—	2,003,875	—	2,003,875
Gaming	—	14,319,528	—	14,319,528
Gas Distribution	—	22,488,390	—	22,488,390
Health Facilities	—	13,586,662	—	13,586,662
Hotels	—	1,774,375	—	1,774,375
Investments & Misc. Financial Services	—	6,614,544	—	6,614,544
Leisure	—	1,293,600	—	1,293,600
Machinery	—	6,112,300	—	6,112,300
Media—Broadcast	—	11,828,000	—	11,828,000
Media—Cable	—	13,745,107	—	13,745,107

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont’d)

Investments:	Level 1	Level 2	Level 3§	Total
Media—Services	$—	$4,487,150	$—	$4,487,150
Medical Products	—	3,233,538	—	3,233,538
Metals—Mining Excluding Steel	—	11,119,287	—	11,119,287
Packaging	—	13,682,750	—	13,682,750
Pharmaceuticals	—	7,336,444	—	7,336,444
Printing & Publishing	—	15,087,400	—	15,087,400
Real Estate Dev. & Mgt.	—	1,042,688	—	1,042,688
Software—Services	—	12,975,930	—	12,975,930
Specialty Retail	—	4,589,100	—	4,589,100
Steel Producers—Products	—	466,200	—	466,200
Support—Services	—	3,333,700	—	3,333,700
Telecom—Integrated Services	—	26,713,124	—	26,713,124
Telecom—Wireless	—	11,241,544	—	11,241,544
Total Corporate Debt Securities	—	342,987,202	915,703	343,902,905
Short-Term Investments	—	12,256,035	—	12,256,035
Total Investments	$—	$371,903,411	$915,703	$372,819,114

^	The Schedule of Investments provides information on the industry categorization for the portfolio.
§	The following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 11/1/11	Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of 4/30/12	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/12
Investments in Securities:
Corporate Debt Securities
Airlines	$922,070	$—	$45,911	$—	$(52,278)	$—	$—	$915,703	$48,133
Total	$922,070	$—	$45,911	$—	$(52,278)	$—	$—	$915,703	$48,133

The Fund had no transfers between Levels 1 and 2 during the six months ended April 30, 2012.

Liability Valuation Inputs

The following is a summary, categorized by Level, of inputs used to value the Fund’s derivatives as of April 30, 2012:

	Level 1	Level 2	Level 3	Total
Interest rate swap contracts	$—	$(3,423,752)	$—	$(3,423,752)

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont’d)

##
At April 30, 2012, the cost of investments for U.S. federal income tax purposes was $362,924,232. Gross unrealized appreciation of investments was $15,011,522 and gross unrealized depreciation of investments was $5,116,640, resulting in net unrealized appreciation of $9,894,882 based on cost for U.S. federal income tax purposes.

ñ
Restricted security subject to restrictions on resale under federal securities laws. Securities were purchased under Rule 144A of the Securities Act of 1933 or are private placements and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. These securities have been deemed by the investment manager to be liquid. At April 30, 2012, these securities amounted to $97,562,675 or 37.0% of net assets applicable to common shareholders.

µ
Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of April 30, 2012, and their final maturity dates.

ØØ
All or a portion of this security is segregated in connection with obligations for interest rate swap contracts and delayed delivery purchase commitments. In addition, the Fund had deposited $3,350,000 in a segregated account for interest rate swap contracts.

¢¢	Payment-in-kind security for which part of the income earned may be paid as additional principal.
¢	All or a portion of this security was purchased on a delayed delivery basis.
^^	All or a portion of this security has not settled as of April 30, 2012 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.
±	See Note A-10 in the Notes to Financial Statements for the Fund’s open positions in derivatives at April 30, 2012.

See Notes to Financial Statements

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman	HIGH YIELD STRATEGIES FUND INC.
April 30, 2012
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$372,819,114
Deposits with brokers for open swap contracts	3,350,000
Interest receivable	6,989,923
Receivable for securities sold	4,499,763
Prepaid expenses and other assets	395,511

Total Assets	388,054,311

Liabilities
Notes payable (Note A)	82,600,000
Interest rate swaps, at value (Note A)	3,423,752
Distributions payable—preferred shares	78,817
Distributions payable—common shares	7
Payable for securities purchased	10,752,296
Payable to investment manager—net (Note B)	166,806
Payable to administrator (Note B)	15,164
Interest payable	132,877
Accrued expenses and other payables	146,836

Total Liabilities	97,316,555

Perpetual Preferred Shares Series A (1,087 shares issued and outstanding) at liquidation value	27,175,000

Net Assets applicable to Common Shareholders at value	$263,562,756

Net Assets applicable to Common Shareholders consist of:
Paid-in capital—common shares	$294,642,452
Undistributed net investment income (loss)	221,011
Accumulated net realized gains (losses) on investments	(37,977,493)
Net unrealized appreciation (depreciation) in value of investments	6,676,786
Net Assets applicable to Common Shareholders at value	$263,562,756

Common Shares Outstanding (no par value; unlimited number of shares authorized)	19,509,572

Net Asset Value Per Common Share Outstanding	$13.51

*Cost of Investments	$362,718,576

See Notes to Financial Statements

Statement of Operations (Unaudited)

Neuberger Berman	HIGH YIELD
STRATEGIES
FUND INC.
For the Six Months
Ended
April 30, 2012
Investment Income:
Income (Note A):
Interest income—unaffiliated issuers	$13,900,898
Expenses:
Investment management fees (Note B)	1,086,721
Administration fees (Note B)	90,560
Audit fees	27,722
Basic maintenance expense (Note A)	12,432
Custodian fees (Note A)	64,136
Insurance expense	9,449
Legal fees	66,355
Shareholder reports	50,729
Stock exchange listing fees	4,528
Stock transfer agent fees	11,318
Interest expense (Note A)	903,168
Directors’ fees and expenses	27,411
Miscellaneous	7,218
Total expenses	2,361,747
Investment management fees waived (Note B)	(90,560)
Expenses reduced by custodian fee expense offset arrangement (Note A)	(68)
Total net expenses	2,271,119
Net investment income (loss)	$11,629,779
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	2,945,443
Interest rate swap contracts	(608,065)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	8,029,499
Interest rate swap contracts	(359,684)
Net gain (loss) on investments	10,007,193
Distributions to Preferred Shareholders	(465,976)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	$21,170,996

See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman	HIGH YIELD STRATEGIES FUND INC.
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
Increase (Decrease) in Net Assets Applicable to Common Shareholders:

From Operations (Note A):
Net investment income (loss)	$11,629,779	$25,945,352
Net realized gain (loss) on investments	2,337,378	13,754,606
Change in net unrealized appreciation (depreciation) of investments	7,669,815	(29,920,282)

Distributions to Preferred Shareholders From (Note A):
Net investment income	(465,976)	(879,763)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	21,170,996	8,899,913

Distributions to Common Shareholders From (Note A):
Net investment income	(11,302,514)	(24,861,088)

From Capital Share Transactions (Note D):
Proceeds from reinvestment of dividends and distributions	524,241	1,312,708

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders	10,392,723	(14,648,467)

Net Assets Applicable to Common Shareholders:
Beginning of period	253,170,033	267,818,500
End of period	$263,562,756	$253,170,033
Undistributed net investment income (loss) at end of period	$221,011	$359,722

See Notes to Financial Statements

Statement of Cash Flows (Unaudited)

Neuberger Berman	HIGH YIELD STRATEGIES FUND INC.
For the Six Months Ended April 30, 2012
Increase (decrease) in cash:

Cash flows from operating activities:
Net increase in net assets applicable to Common Shareholders resulting from operations	$21,170,996
Adjustments to reconcile net increase in net assets applicable to Common Shareholders resulting from operations to net cash provided by operating activities:
Changes in assets and liabilities:
Purchase of investment securities	(180,109,637)
Proceeds from disposition of investment securities	180,208,313
Purchase/sale of short-term investment securities, net	(8,817,367)
Increase in net interest payable/receivable on interest rate swap contracts	(28,524)
Decrease in interest receivable	770,499
Decrease in prepaid expenses and other assets	87,596
Decrease in receivable for securities sold	159,823
Increase in deposits with brokers for open swap contracts	(300,000)
Decrease in accumulated unpaid dividends on Preferred Shares	(135)
Increase in payable for securities purchased	7,612,599
Increase in interest payable	3,026
Net amortization of discount on investments	98,044
Decrease in accrued expenses and other payables	(69,765)
Unrealized appreciation on securities	(8,029,499)
Unrealized depreciation on interest rate swap contracts	359,684
Net realized gain from investments	(2,945,443)
Net realized loss from interest rate swap contracts	608,065
Net cash provided by operating activities	$10,778,275

Cash flows from financing activities:
Cash distributions paid on Common Shares	(10,778,275)
Net cash used in financing activities	(10,778,275)
Net increase (decrease) in cash	0

Cash:
Beginning balance	0
Ending balance	$0

Supplemental disclosure
Cash paid for interest	$900,142

See Notes to Financial Statements

Notes to Financial Statements High Yield Strategies Fund Inc. (Unaudited)

Note A—Summary of Significant Accounting Policies:

1
General: Except where otherwise indicated, information included herein is as of April 30, 2012. The Fund was organized as a Maryland corporation on March 18, 2010, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. Management is the investment manager to the Fund. Neuberger Berman Fixed Income LLC (“NBFI”) is the sub-adviser to the Fund. The Fund’s common shares are listed on the NYSE MKT under the symbol NHS. After the close of business on August 6, 2010, Neuberger Berman High Yield Strategies Fund (“Old NHS”) merged with and into the Fund. After Old NHS merged with and into the Fund, Neuberger Berman Income Opportunity Fund Inc. (“NOX”) merged with and into the Fund. The historical performance and financial statement history prior to August 6, 2010 are those of Old NHS. For periods prior to August 6, 2010, the term the “Fund” will refer to Old NHS.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2	Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.
3
Securities transactions and investment income: Security transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium, where applicable, and accretion of discount on securities (adjusted for original issue discount, where applicable) is recorded on the accrual basis. Realized gains and losses from security transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the six months ended April 30, 2012 was $616,893.

4
Income tax information: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. To the extent the Fund distributes substantially all of its earnings to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 “Income Taxes” (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2008 - 2010. As of April 30, 2012, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

As determined on October 31, 2011, permanent differences resulting primarily from different book and tax accounting for income recognized on interest rate swaps, foreign currency gains and losses, distributions in excess of current earnings and non-deductible restructuring costs were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value (“NAV”) applicable to common shareholders or NAV per common share of the Fund.
The tax character of distributions paid during the year ended October 31, 2011, the period ended October 31, 2010 and the year ended December 31, 2009 were as follows:

Distributions Paid From:
Ordinary Income			Long-Term Capital Gains			Tax Return of Capital				Total
2011	2010(1)	2009	2011	2010(1)	2009	2011	2010(1)	2009	2011	2010(1)	2009

$25,740,851	$15,060,977	$14,914,388	$—	$—	$—	$—	$—	$—	$25,740,851	$15,060,977	$14,914,388

(1)	During the period January 1, 2010 to October 31, 2010.

As of October 31, 2011, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$—	$—	$(837,414)	$(40,031,802)	$(40,869,216)

The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales, delayed settlement compensation on bank loans, distribution payments, income recognized on interest rate swaps, amortization of bond premium and capital loss carryforwards.

To the extent the Fund’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at October 31, 2011, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Expiring in:
2015		2016		2017

$19,884,236	(1)	$14,710,633	(1)	$5,436,933

(1)
The capital loss carryforwards shown above include $19,884,236 and $4,971,059 expiring in 2015 and 2016, respectively, which were acquired on August 6, 2010 in the merger with NOX. The use of these losses to offset future gains may be limited.

During the year ended October 31, 2011, the Fund utilized capital loss carryforwards of $14,051,623.

On December 22, 2010, the Regulated Investment Company (“RIC”) Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

5	Foreign Taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities net of refunds recoverable.
6
Distributions to common shareholders: The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to declare and pay monthly distributions to common shareholders. The Fund has adopted a policy to pay common shareholders a stable monthly distribution. The Fund’s ability to satisfy its policy will depend on a number of factors, including the stability of income received from its investments, the availability of capital gains, distributions paid on preferred shares, interest paid on notes and the level of Fund expenses. In an effort to maintain a stable monthly distribution amount, the Fund may pay distributions consisting of net investment income, realized gains and paid-in capital. There is no assurance that the Fund will always be able to pay distributions of a particular size, or that distributions will consist solely of net investment income and realized capital gains. The composition of the Fund’s distributions for the calendar year 2012 will be reported to Fund shareholders on IRS Form 1099DIV. The Fund may pay distributions in excess of those required by its stable distribution policy to avoid excise tax or to satisfy the requirements of the U.S. Internal Revenue Code. Distributions to common shareholders are recorded on the ex-date. Net realized capital gains, if any, will be offset to the extent of any available capital loss carryforwards. Any such offset will not reduce the level of the stable distribution paid by the Fund. Distributions to preferred shareholders are accrued and determined as described in Note A-8.

On April 30, 2012, the Fund declared a monthly distribution to common shareholders in the amount of $0.09 per share, payable on May 31, 2012 to shareholders of record on May 15, 2012, with an ex-date of May 11, 2012. Subsequent to April 30, 2012, the Fund declared a monthly distribution to common shareholders in the amount of $0.09 per share, payable on June 29, 2012 to shareholders of record on June 15, 2012, with an ex-date of June 13, 2012.

7
Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company (e.g., the Fund) are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

8
Financial leverage: On October 22, 2003, Old NHS issued 3,600 Money Market Cumulative Preferred Shares (“MMP”), each without par value, with proceeds of $90,000,000 in a public offering. On November 13, 2008, Old NHS redeemed all 3,600 MMP at the liquidation price of $25,000 per share plus any accumulated and unpaid dividends.

In September 2008, Old NHS entered into a Master Securities Purchase Agreement and a Master Note Purchase Agreement pursuant to which it could issue privately placed notes (“Old NHS PNs”) and privately placed perpetual preferred shares (“Old NHS PPS”). In November 2008, Old NHS issued Old NHS PNs with an aggregate principal value of $45,900,000 and issued 492 Old NHS PPS with an aggregate liquidation preference of $12,300,000 and used those proceeds to redeem outstanding MMP.

On August 6, 2010, each of Old NHS and NOX merged with and into the Fund. In connection with the mergers, the Fund issued 1,087 Perpetual Preferred Shares, Series A (“PPS”) with an aggregate liquidation preference of $27,175,000 to preferred shareholders of Old NHS and NOX in exchange for their Old NHS PPS and NOX preferred shares. In connection with the mergers, the Fund also assumed the Old NHS PNs and the notes that NOX had previously issued (“NOX Notes”). On September 30, 2010, the Fund issued privately placed notes (“PNs” and, together with PPS, “Private Securities”) with an aggregate principal value of $82,600,000 to holders of Old NHS PNs and NOX Notes in exchange for their Old NHS PNs and NOX Notes.

The PNs have a maturity date of November 2013 and the interest on the PNs is accrued daily and paid quarterly. The PPS have a liquidation preference of $25,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon (“PPS Liquidation Value”). Distributions on the PPS are accrued daily and paid quarterly. The Old NHS PNs and the Old NHS PPS had these same terms.

For the six months ended April 30, 2012, the distribution rate on the PPS ranged from 3.27% to 3.48% and the interest rate on the PNs ranged from 1.77% to 1.98%.

The Fund has paid up front offering and organizational expenses which are being amortized over the life of the PNs. The expenses are included in the interest expense that is reflected in the Statement of Operations.

The Fund may redeem PPS or prepay the PNs, in whole or in part, at its option after giving a minimum amount of notice to the relevant holders of the Private Securities but will incur additional expenses if it chooses to so redeem or prepay. The Fund is also subject to certain restrictions relating to the Private Securities. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of PPS at PPS Liquidation Value and certain expenses and/or mandatory prepayment of PNs at par plus accrued but unpaid interest and certain expenses. The holders of PPS are entitled to one vote per share and will vote with holders of common shares as a single class, except that the holders of PPS will vote separately as a class on certain matters, as required by law or the Fund’s organizational documents. The holders of PPS, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on PPS for two consecutive years.

9
Concentration of credit risk: The Fund will normally invest at least 80% of its total assets in high yield debt securities of U.S. and foreign issuers, which include securities that are rated below investment grade by a rating agency or are unrated debt securities determined to be of comparable quality by the Fund’s investment manager.

Due to the inherent volatility and illiquidity of the high yield securities in which the Fund invests and the real or perceived difficulty of issuers of those high yield securities to meet their payment obligations during economic downturns or because of negative business developments relating to the issuer or its industry in general, the value and/or price of the Fund’s common shares may fluctuate more than would be the case if the Fund did not concentrate in high yield securities.

10
Derivative instruments: During the six months ended April 30, 2012, the Fund’s use of derivatives, as described below, was limited to interest rate swap contracts. The Fund has adopted the provisions of ASC 815 “Derivatives and Hedging” (“ASC 815”). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund’s investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Interest Rate Swaps: The Fund entered into interest rate swap transactions, with institutions that Management has determined are creditworthy, to reduce the risk that an increase in short-term interest rates could reduce common share net earnings as a result of leverage. Under the terms of the interest rate swap contracts, the Fund agrees to pay the swap counterparty a fixed-rate payment in exchange for the counterparty’s paying the Fund a variable-rate payment that is intended to approximate all or a portion of the Fund’s variable-rate payment obligations on the Fund’s Private Securities. The fixed-rate and variable-rate payment flows are netted against each other, with the difference being paid by one party to the other on a monthly basis. The Fund segregates cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any swap transaction, marked to market daily. There is no guarantee that these swap transactions will be successful in reducing or limiting risk.

Risks may arise if the counterparty to a swap contract fails to comply with the terms of its contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund and/or the termination value at the end of the contract. Additionally, risks may arise if there is no liquid market for these agreements or from movements in interest rates unanticipated by Management.

Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments are reclassified to realized gains/losses in conjunction with the actual net receipt or payment of such amounts. The reclassifications do not impact the Fund’s total net assets applicable to common shareholders or its total net increase (decrease) in net assets applicable to common shareholders resulting from operations. At April 30, 2012, the Fund had outstanding interest rate swap contracts as follows:

			Rate Type
Swap Counterparty	Notional Amount(1)	Termination Date	Fixed-rate Payments Made by the Fund	Variable-rate Payments Received by the Fund		Accrued Net Interest Receivable (Payable)	Unrealized Appreciation (Depreciation)	Total Fair Value
Citibank, N.A.	$25,000,000	March 18, 2015	1.677%	.474	%(2)	$(34,783)	$(736,294)	$(771,077)
Citibank, N.A.	25,000,000	August 9, 2015	1.120%	.520	%(3)	(34,167)	(327,314)	(361,481)
Citibank, N.A.	50,000,000	December 7, 2015	1.884%	.475	%(4)	(340,500)	(1,950,694)	(2,291,194)
						$(409,450)	$(3,014,302)	$(3,423,752)

(1)	The notional amount at period end is indicative of the volume throughout the period.
(2)	90 day LIBOR at March 15, 2012.
(3)	90 day LIBOR at February 7, 2012.
(4)	90 day LIBOR at March 5, 2012.
At April 30, 2012, the Fund had the following derivatives (which did not qualify for hedge accounting under ASC 815), grouped by primary risk exposure:

Liability Derivatives

	Interest Rate Risk	Statement of Assets and Liabilities Location
Interest Rate Swap Contract	$(3,423,752)	Interest rate swaps,
Total Value	$(3,423,752)	at value(1)

(1)
“Interest Rate Swap Contract” reflects the appreciation (depreciation) of the interest rate swap contract plus accrued interest as of April 30, 2012 which is reflected in the Statement of Assets and Liabilities under the caption “Interest rate swaps, at value.”

The impact of the use of these derivative instruments on the Statement of Operations during the six months ended April 30, 2012, was as follows:

Realized Gain (Loss)
	Interest Rate Risk	Statement of Operations Location
Interest Rate Swap Contract	$(608,065)	Net realized gain (loss)
Total Realized Gain (Loss)	$(608,065)	on: interest rate swap contracts
Change in Appreciation (Depreciation)
	Interest Rate Risk	Statement of Operations Location
Interest Rate Swap Contract	$(359,684)	Change in net unrealized appreciation
Total Change in Appreciation (Depreciation)	$(359,684)	(depreciation) in value of: interest rate swap contracts

11
Indemnifications: Like many other companies, the Fund’s organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

12
Arrangements with certain non-affiliated service providers: The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended April 30, 2012, the impact of this arrangement was a reduction of expenses of $68.

In order to satisfy rating agency requirements and the terms of the Private Securities, the Fund is required to provide the rating agency and holders of Private Securities a report on a monthly basis verifying that the Fund is maintaining eligible assets having a discounted value equal to or greater than the basic maintenance amount, which is the minimum level set by the rating agency as one of the conditions to maintain the AAA rating on the Private Securities. “Discounted value” refers to the fact that the rating agency requires the Fund, in performing this calculation, to discount portfolio securities below their face value, at rates determined by the rating agency. The Fund pays State Street Bank and Trust Company (“State Street”) for the preparation of this report, which is reflected in the Statement of Operations under the caption “Basic maintenance expense.”

State Street serves as the Fund’s custodian and Computershare Shareowner Services LLC serves as the Fund’s transfer agent, registrar, and dividend paying agent.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a monthly fee computed at an annual rate of 0.60% of the Fund’s average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage. Management is responsible for developing, implementing and supervising the Fund’s investment program and providing certain administrative services to the Fund. Management has retained NBFI to serve as the sub-adviser of the Fund and to manage the Fund’s investment portfolio. Management compensates NBFI for its services as sub-adviser. Management pays NBFI a monthly sub-advisory fee calculated at an annual percentage rate of 0.15% of the Fund’s average daily Managed Assets.

In connection with Old NHS’s May 2009 tender offer and the tender offer program, effective June 9, 2009, Management agreed to voluntarily waive a portion of the management fee it was entitled to receive from Old NHS at an annual rate of 0.05% of Old NHS’s average daily Managed Assets. This waiver terminated at the time Old NHS merged with and into the Fund. In connection with the mergers, Management has agreed to voluntarily waive a portion of the management fees it is entitled to receive from the Fund at an annual rate of 0.05% of the Fund’s average daily Managed Assets. This voluntary waiver is expected to remain in effect until July 1, 2012, but may be changed or terminated by Management at any time. For the six months ended April 30, 2012, such waived fees amounted to $90,560.

Several individuals who are officers and/or Directors of the Fund are also employees of NBFI, Neuberger Berman LLC (“Neuberger”) and/or Management.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.05% of its average daily Managed Assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Management and NBFI are indirect subsidiaries of Neuberger Berman Group LLC ((“NBG”) and together with its consolidated subsidiaries (“NB Group”)). NBSH Acquisition, LLC (“NBSH”), which is owned by portfolio managers, members of the NB Group management team and certain of NB Group’s key employees and senior professionals, owns approximately 54% of NBG’s common units, and Lehman Brothers Holdings Inc. (“LBHI”) and certain of its subsidiaries (collectively the “LBHI Parties”) own the remaining 46% of such common units. Pursuant to the terms of an agreement entered into in December 2011 by and among NBG, NBSH and the LBHI

Parties, NBG is entitled to acquire the remaining common units not owned by NBSH through a process that commenced during the second quarter of 2012, and that is expected to end in 2017.
Note C—Securities Transactions:
During the six months ended April 30, 2012, there were purchases and sales of long-term securities (excluding interest rate swap contracts) of $151,629,147 and $151,797,945, respectively.
Note D—Capital:
At April 30, 2012 the common shares outstanding and the common shares of the Fund owned by Neuberger Berman Alternative Fund Management LLC (“NBAFM”) and Neuberger, affiliates of Management, were as follows:

Common Shares Outstanding	Common Shares Owned by NBAFM	Common Shares Owned by Neuberger
19,509,572	17,606	5,116

Transactions in common shares for the six months ended April 30, 2012 and for the year ended October 31, 2011 were as follows:

	For the Six Months Ended April 30, 2012	For the Year Ended October 31, 2011
Shares Issued on Reinvestment of Dividends and Distributions	39,789	96,587
Net Increase (Decrease) in Common Shares Outstanding	39,789	96,587

Note E—Tender Offer Program:

In 2009, the board of Old NHS, a predecessor to the Fund, authorized a semi-annual tender offer program consisting of up to four tender offers over a two-year period (“Old NHS Tender Offer Program”). Under the Old NHS Tender Offer Program, if the Fund’s common shares traded at an average daily discount to NAV per share of greater than 10% during a 12-week measurement period, the Fund would have conducted a tender offer for between 5% and 20% of its outstanding common shares at a price equal to 98% of its NAV per share determined on the day the tender offer expired.

During the initial measurement period under the Old NHS Tender Offer Program, the Fund’s common shares traded at an average daily discount to NAV per share of less than 10% and, therefore, in accordance with its Old NHS Tender Offer Program, the Fund did not conduct a tender offer.

After the reorganization, the Fund adopted a substantially similar tender offer program consisting of up to three tender offers over a two-year period (“Tender Offer Program”). During the Fund’s initial measurement period under the Tender Offer Program, the Fund’s common shares traded at an average daily discount to NAV per share of less than 10% and, therefore, in accordance with its Tender Offer Program, the Fund did not conduct a tender offer.

During the second measurement period under the Tender Offer Program, the Fund’s common shares traded at an average daily premium to NAV per share and, therefore, in accordance with its Tender Offer Program, the Fund did not conduct a tender offer. On April 20, 2012, the Fund announced that the third and final measurement period under the Tender Offer Program would commence on April 23, 2012 and end on July 16, 2012.

In connection with the Old NHS Tender Offer Program, Management agreed to implement a voluntary waiver of 0.05% of its investment advisory fees to offset some of the expenses associated with, or possible increases in Old NHS’s expense ratio resulting from, the tender offers (see Note B for additional disclosure). This waiver terminated at the time Old NHS merged with and into the Fund. In connection with the reorganization, Management agreed to voluntarily waive a portion of its management fee at an annual rate of 0.05% of the Fund’s average daily Managed Assets (see Note B for additional disclosure). The Board retains the ability, consistent with its fiduciary duty, to opt out of the Tender Offer Program should circumstances arise that the Board believes could cause a material negative effect on the Fund or the Fund’s shareholders.

Note F—Recent Accounting Pronouncement:

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”).” ASU No. 2011-04 amends ASC 820 to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRS. It will not affect the fair valuation of the Fund’s investments, but rather the quantitative and qualitative disclosures in the financial statements. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact of the adoption of ASU No. 2011-04 on the Fund’s financial statement disclosures.

Note G—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

Financial Highlights

High Yield Strategies Fund Inc.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $.01 or $(.01) per share are presented as $.00 or $(.00), respectively.

	Six Months Ended April 30,		Year Ended October 31,		Period from January 1, 2010 to October 31,		Year Ended December 31,
	2012		2011		2010^^^		2009		2008		2007^^	2006
	(Unaudited)
Common Share Net Asset Value, Beginning of Period	$13.00		$13.82		$12.54		$7.42		$13.23		$15.05	$14.51
Net Investment Income¢	0.60		1.34		1.19		1.43		1.52		1.67	1.65
Net Gain or Losses on Securities (both realized and unrealized)	0.51		(0.83)		1.20		4.97		(5.74)		(1.34)	0.61
Common Share Equivalent of Distributions to Preferred Shareholders From:
Net Investment Income¢	(0.02)		(0.05)		(0.03)		(0.04)		(0.27)		(0.40)	(0.37)
Net Realized Gains¢	—		—		—		—		—		(0.01)	—
Total Distributions to Preferred Shareholders	(0.02)		(0.05)		(0.03)		(0.04)		(0.27)		(0.41)	(0.37)
Total From Investment Operations Applicable to Common Shareholders	1.09		0.46		2.36		6.36		(4.49)		(0.08)	1.89

Less Distributions to Common Shareholders From:
Net Investment Income	(0.58)		(1.28)		(1.08)		(1.26)		(1.22)		(1.69)	(1.35)
Net Realized Gains	—		—		—		—		—		(0.05)	—
Tax Return of Capital	—		—		—		—		(0.10)		—	—
Total Distributions to Common Shareholders	(0.58)		(1.28)		(1.08)		(1.26)		(1.32)		(1.74)	(1.35)
Accretive Effect of Tender Offer	—		—		—		0.02		—		—	—
Common Share Net Asset Value, End of Period	$13.51		$13.00		$13.82		$12.54		$7.42		$13.23	$15.05
Common Share Market Value, End of Period	$14.09		$13.55		$14.04		$11.95		$6.38		$11.82	$15.18
Total Return, Common Share Net Asset Value†	8.58	%**	3.34%		19.78	%**	92.44%		(35.32)%		(0.13)%	13.91%
Total Return, Common Share Market Value†	8.64	%**	6.03%		27.69	%**	113.27%		(37.75)%		(11.54)%	6.79%

Ratios/Supplemental Data††
Ratios are Calculated Using Average Net Assets
Applicable to Common Shareholders
Ratio of Gross Expenses#	1.87	%*Ø	1.75	%Ø	2.02	%*Ø	2.65	%Ø	1.81	%Ø	1.44%	1.49%
Ratio of Net Expenses	1.79	%*§Ø	1.68	%§Ø	1.95	%*§Ø‡‡	2.60	%§Ø	1.80	%§Ø	1.44%§	1.49%
Ratio of Net Investment Income	9.19	%*	9.86%		11.02	%*	14.30%		13.43%		11.33%	11.29%
Portfolio Turnover Rate	43	%**	100%		130	%**ØØ	159%		122%		129%	111%
Net Assets Applicable to Common Shares, End of Period (000’s)	$263,563		$253,170		$267,819		$138,293		$90,907		$162,091	$184,389

Perpetual Preferred Shares¢¢
Preferred Shares Outstanding, End of Period (000’s)	$27,175		$27,175		$27,175		$12,300		$12,300		$90,000	$90,000
Asset Coverage Per Share@	$267,541		$257,980		$271,454		$306,086		$209,943		$70,107	$76,284
Liquidation Value Per Share	$25,000		$25,000		$25,000		$25,000		$25,000		$25,000	$25,000

Notes Payable
Notes Payable Outstanding, End of Period (000’s)	$82,600		$82,600		$82,600		$45,900		$45,900		$—	$—
Asset Coverage Per $1,000 of Notes Payable@@	$4,521		$4,395		$4,572		$4,281		$3,250		$—	$—

See Notes to Financial Highlights

Notes to Financial Highlights High Yield Strategies Fund Inc. (Unaudited)

†
Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated. Distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s distribution reinvestment plan. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns may fluctuate and shares when sold may be worth more or less than original cost. Total return would have been lower if Management had not waived certain expenses.

Had the Fund not received the class actions proceeds listed in Note A-3, total return based on per share NAV for the six months ended April 30, 2012 would have been 8.34%.
#	Represents the annualized ratios of net expenses to average daily net assets if Management had not waived a portion of the investment management fee.
§
After waiver of a portion of the investment management fee by Management. The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. Had the Fund not received expense reductions related to expense offset arrangements, the annualized net expenses to average daily net assets would have been:

Six Months Ended April 30,	Year Ended October 31,	Period from January 1, 2010 to October 31,	Year Ended December 31,
2012	2011	2010	2009	2008	2007
1.79%	1.68%	1.95%	2.60%	1.80%	1.44%

@
Calculated by subtracting the Fund’s total liabilities (excluding accumulated unpaid distributions on PPS (Old NHS’s PPS prior to August 6, 2010 and MMP prior to November 13, 2008)) from the Fund’s total assets and dividing by the number of PPS/MMP outstanding.

@@
Calculated by subtracting the Fund’s total liabilities (excluding accumulated unpaid distributions on PPS (Old NHS’s PPS prior to August 6, 2010 and MMP prior to November 13, 2008) and Notes payable (the Old NHS Notes payable prior to September 29, 2010)) from the Fund’s total assets and dividing by the outstanding Notes payable balance.

††
 Expense ratios do not include the effect of distribution payments to preferred shareholders. Income ratios include income earned on assets attributable to PPS (MMP prior to November 13, 2008) outstanding. Income ratios also include the effect of interest expense from the PNs.

¢	Calculated based on the average number of shares outstanding during each fiscal period.
^^	Effective February 28, 2007, Management became the investment adviser.
¢¢
From October 22, 2003 to November 13, 2008, the Fund had 3,600 MMP outstanding; from November 14, 2008 to August 6, 2010, the Fund had 492 Old NHS PPS outstanding. Since August 6, 2010, the Fund has 1,087 PPS outstanding (see Note A-8 to Financial Statements).

Ø	Interest expense is included in expense ratios. The annualized ratio of interest expense to average net assets applicable to common shareholders was:

Six Months Ended April 30,		Year Ended October 31,	Period from January 1, 2010 to October 31,	Year Ended December 31,
2012	2011	2010	2009	2008
.71%	.61%	.63%	1.05%	.16%

*	Annualized.
**	Not Annualized.
^^^	The Fund’s fiscal year end changed from December 31 to October 31.
ØØ	Portfolio turnover excludes purchases and sales by NOX (which merged with and into the Fund on August 6, 2010) prior to the merger date.
‡‡
Includes merger related expenses. If such expenses were not included, the annualized ratio of net expenses to average net assets applicable to common shareholders for the period ended October 31, 2010 would have been 1.81%.

Distribution Reinvestment Plan

Computershare Shareowner Services LLC (the “Plan Agent”) will act as Plan Agent for shareholders who have not elected in writing to receive dividends and distributions in cash (each a “Participant”), will open an account for each Participant under the Distribution Reinvestment Plan (“Plan”) in the same name as their then current Shares are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the common stock of the Fund (“Shares”), each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant’s account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant’s account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant’s account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an “ex-dividend” basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant’s Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant’s account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund’s Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant’s uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant’s account. For the purpose of cash investments, the Plan Agent may commingle each Participant’s funds with those of other shareholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant’s Shares acquired pursuant to the Plan together with the Shares of other shareholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent’s name or that of the Plan Agent’s nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its shareholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent’s service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant’s notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant’s account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent’s negligence, bad faith, or willful misconduct or that of its employees. These terms and conditions are governed by the laws of the State of Maryland.

Reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., reinvestment in additional shares does not relieve shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. Participants should contact their tax professionals for information on how the Plan impacts their personal tax situation. For additional information about the Plan, please contact the Plan Agent at 1-866-227-2136 or 480 Washington Boulevard, Jersey City, NJ 07317.

Directory

Investment Adviser and Administrator Neuberger Berman Management LLC 605 Third Avenue, 2nd Floor New York, NY 10158-0180 877.461.1899 or 212.476.9000	Stock Transfer Agent and Plan Agent Computershare Shareowner Services LLC 480 Washington Boulevard Jersey City, NJ 07317

Sub-Adviser Neuberger Berman Fixed Income LLC 200 South Wacker Drive Suite 2100 Chicago, IL 60601	Legal Counsel K&L Gates LLP 1601 K Street, NW Washington, DC 20006

Custodian State Street Bank and Trust Company 2 Avenue de Lafayette Boston, MA 02111	Independent Registered Public Accounting Firm Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management’s website at www.nb.com.

Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Recent Market Conditions

The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt and banking crises, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets and the economy at large. Both domestic and international equity and fixed income markets have been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets, and the sovereign debt of certain nations or their political subdivisions, particularly affected. It is uncertain how long these conditions will continue.

These market conditions have resulted in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. As a result, the values of many types of securities have been reduced, including, but not limited to, mortgage-backed, asset-backed and corporate debt securities. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yield to decline.

The reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. Illiquidity in these markets may mean there is less money available to purchase raw materials and goods and services, which may, in turn, bring down the prices of these economic staples. The values of some sovereign debt and of securities of issuers that hold that sovereign debt have fallen. These events and the potential for continuing market turbulence may have an adverse effect on the Fund. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region.

Mortgage-backed securities have been especially affected by these market events. Beginning in 2008, the market for mortgage-related securities experienced substantially, often dramatically, lower valuations and greatly reduced liquidity. Markets for other asset-backed securities have also been affected. In the mortgage sector, there have been rising delinquency rates. These defaults have caused an unexpected degree of losses for lenders. Traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. Illiquid investments may be harder to value, especially in changing markets.

Some financial institutions and other enterprises may have large exposure to certain types of securities, such as mortgage-backed securities, which could have a negative effect on the broader economy. Events in the financial markets and the broader economy are continuing to erode the tax bases of many state and local governments, as well as their access to the credit markets. This has put downward pressure on the value of many municipal securities. Some traditional insurers of municipal securities have also experienced financial stress.

The U.S. federal government and certain foreign central banks have acted to calm credit markets and increase confidence in the U.S. and world economies. Certain of these entities have injected liquidity into the markets and taken other steps in an effort to stabilize the markets and grow the economy. Others have opted for austerity, which may limit growth, at least in the short to medium term. The ultimate effect of these efforts is only beginning to reveal itself. Changes in government policies may exacerbate the market’s difficulties and withdrawal of this support, or other policy changes by governments or central banks, could negatively affect the value and liquidity of certain securities.

The situation in the financial markets has resulted in calls for increased regulation, and the need of many financial institutions for government help has given lawmakers and regulators new leverage. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) has initiated a dramatic revision of the U.S. financial regulatory framework that will continue to unfold over several years. The Dodd-Frank Act covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; a process intended to improve financial systemic stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and additional regulation of hedge and private equity fund managers; and new federal requirements for residential mortgage loans. Instruments in which the Funds may invest, or the issuers of such instruments, may be affected by the new legislation and regulation in ways that are unforeseeable. Many of the implementing regulations have not yet been finalized. Accordingly, the ultimate impact of the Dodd-Frank Act, including on the derivative instruments in which the Fund may invest, is not yet certain.

The statutory provisions of the Dodd-Frank Act significantly change in several respects the ways in which investment products are marketed, sold, settled or terminated. In particular, the Dodd-Frank Act mandates the elimination of references to credit ratings in numerous securities laws, including the 1940 Act. Derivatives may be mandated for central clearing under the Dodd-Frank Act, which would likely require technological and other changes to Fund operations and the market in which it will trade. Central clearing would also entail the use of assets of the Fund to satisfy margin calls and this may have an effect on the performance of the Fund. Final regulations implementing the Dodd-Frank Act’s margin requirements and clearing mandates have not yet been issued by the regulators.

The regulators that have been charged with the responsibility for implementing the Dodd-Frank Act (i.e., the SEC and the CFTC) have been active in proposing and adopting regulations and guidance on the use of derivatives by funds governed by the 1940 Act. The CFTC recently adopted a revision to one of its rules that will either restrict the use of derivatives by a 1940 Act fund to a de minimis amount or require the fund’s adviser to register as a commodity pool operator. These CFTC changes are expected to take effect at the end of this year. The SEC is reviewing its current guidance on the use of derivatives by 1940 Act funds and may issue new guidance. It is not clear whether or when such new guidance will be published or what the content of such guidance may be.

Because the situation in the markets is widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions.

Rev. 12/2010

FACTS	WHAT DOES NEUBERGER BERMAN DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number and account balances
	■	income and transaction history
	■	credit history and credit scores

When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Neuberger Berman chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Neuberger Berman share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800.223.6448

This is not part of the Fund’s shareholder report.

Who we are
Who is providing this notice?	Entities within the Neuberger Berman family of companies, mutual funds, and private investment funds.

What we do
How does Neuberger Berman protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

We restrict access to customer information to those employees who need to know such information in order to perform their job responsibilities.

How does Neuberger Berman collect my personal	We collect your personal information, for example, when you
information?
	■	open an account or provide account information
	■	seek advice about your investments or give us your income information
	■	give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only

	■	sharing for affiliates’ everyday business purposes — information about your creditworthiness
	■	affiliates from using your information to market to you
	■	sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

	■	Our affiliates include companies with a Neuberger Berman name; financial companies, such as investment advisers, broker dealers; mutual funds, and private investment funds.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

	■	Nonaffiliates we share with can include companies that perform administrative services on our behalf (such as vendors that provide data processing, transaction processing, and printing services) or other companies such as brokers, dealers, or counterparties in connection with servicing your account.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

	■	Neuberger Berman doesn’t jointly market.

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
Internal Sales & Services
877.461.1899
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund.

H0547 06/12

Item 2. Code of Ethics

The Board of Directors (“Board”) of Neuberger Berman High Yield Strategies Fund Inc. (“Registrant”) adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to the Registrant's Form N-CSR, Investment Company Act file number 811-22396 (filed on January 7, 2011).  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert

The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are Martha Goss, George Morriss and Candace L. Straight.  Ms. Goss, Mr. Morriss and Ms. Straight are independent directors as defined by Form N-CSR.

Item 4. Principal Accountant Fees and Services

Only required in the annual report.

Item 5. Audit Committee of Listed Registrants

Only required in the annual report.

Item 6. Schedule of Investments

The complete schedule of investments for the Registrant is disclosed in the Registrant’s Semi-Annual Report, which is included as Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Only required in the annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Only required in the annual report. There have been no changes in any of the Portfolio Managers since the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No reportable purchases for the period covered by this report.

Item 10.  Submission of Matters to a Vote of Security Holders

There were no changes to the procedures by which stockholders may recommend nominees to the Board.

Item 11. Controls and Procedures

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	A copy of the Code of Ethics is incorporated by reference to the Registrant's Form N-CSR, Investment Company Act file number 811-22396 (filed January 7, 2011).

(a)(2)	The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(b)	The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman High Yield Strategies Fund Inc.

By: _/s/ Robert Conti____________________
Robert Conti
Chief Executive Officer

Date: June 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: _/s/ Robert Conti____________________
Robert Conti
Chief Executive Officer

Date: June 28, 2012

By: _/s/ John M. McGovern        ___________
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date:  June 28, 2012